SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):January 27, 1998

                  TRUST CREATED BY BLOCK MORTGAGE FINANCE, INC.
       (under Pooling and Servicing Agreement dated as of January 1, 1998, which Trust is the Issuer of Block Mortgage Finance
                    Asset Backed Certificates, Series 1998-1)

             (Exact name of registrant as specified in its charter)

                                    New York

                 (State or other jurisdiction of incorporation)



              333-14041                           Applied For
           (Commission File Number)       (IRS Employer Identification No.)

                    3 Park Plaza, 16th Floor
                    Irvine, California
                    Attention:  Block Mortgage Finance
                    Asset Backed Certificates, Series 1998-1        92614
                   (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (714) 253-7575


                                 Not applicable

          (Former name or former address, if changed since last report)



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ITEM 7.      FINANCIAL   STATEMENTS,    PRO   FORMA   FINANCIAL
             INFORMATION AND EXHIBITS

Exhibit 1 Underwriting Agreement Relating to Block Mortgage Asset Backed Certificates, Series 1998-1

Exhibit 4 Pooling and Servicing Agreement Relating to Block Mortgage Finance Asset Backed Certificates, Series 1998-1

Exhibit 99.1 Certificate  Guaranty  Insurance Policy,  Policy Number 25621,
             Relating to Block Mortgage Finance Asset Backed Certificates, Series 1998-1, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates

Exhibit 99.2 Certificate  Guaranty  Insurance  Policy,  Policy Number
             25622,   Relating  to  Block   Mortgage   Finance   Asset  Backed
             Certificates, Series 1998-1, Class A-6 Certificates

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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BLOCK MORTGAGE FINANCE, INC., as
                            Registrant

Date: February 10, 1998     By:  /s/ Bret G. Wilson
                                Bret G. Wilson, President

                                  EXHIBIT INDEX

     Exhibit No.                         Description

       1                     Underwriting         Agreement
                             Relating  to  Block   Mortgage
                             Asset   Backed   Certificates,
                             Series 1998-1

       4                     Pooling     and      Servicing
                             Agreement  Relating  to  Block
                             Mortgage     Finance     Asset
                             Backed  Certificates,   Series
                             1998-1

       99.1                  Certificate           Guaranty
                             Insurance    Policy,    Policy
                             Number   25621,   Relating  to
                             Block  Mortgage  Finance Asset
                             Backed  Certificates,   Series
                             1998-1,   Class   A-1,   Class
                             A-2,   Class  A-3,  Class  A-4
                             and Class A-5 Certificates

       99.2                  Certificate           Guaranty
                             Insurance    Policy,    Policy
                             Number   25622,   Relating  to
                             Block  Mortgage  Finance Asset
                             Backed  Certificates,   Series
                             1998-1,        Class       A-6
                             Certificates